                                                                    Exhibit 10.5


                            Contract of Employment

                                      For

                             Executive Management



    This Contract, made and entered into this 22nd day of November, 1994 by and between Production Group International, Inc., hereinafter called "Employer," and Douglas Ducate, hereinafter called "Employee";

                                   Witness:
                                   --------

    That Whereas, the Employer desires to provide executive management services pursuant to contracts which the Employer has or will have with current and prospective clients and;

    Whereas, the Employer does desire to employ the Employee to provide these services;

    Now Therefore; in consideration of the mutual covenants and agreements contained herein, the parties hereby agree as follows:


1.  Position and Term
    -----------------

    a) The Position is that of Group President, Meetings, Exposition and Publishing Group, Production Group International, Inc.

    b) The term of this contract shall begin on January 1, 1995, and be for a period of two years. The contract will be automatically renewed on the anniversary date for an additional period of two years unless the contract has been terminated pursuant to the provisions under Paragraph
        5. This contract supersedes any and all contracts that may have previously been negotiated between Employer and Employee, either written or oral.


2.  Employee Duties
    ---------------

    a) The duties and responsibilities of the Employee shall be those established by the Employer. The duties shall include but not be limited to the following:

        i)    Perform any duties as assigned by Chief Executive Officer
        ii)   Provide executive management of the designated business group
        iii) Chair or be a member of any company project or focus team as assigned
        iv) Perform duties as CEO designate representative where required and assigned

              Contract of Executive Employment for Douglas Ducate
              ---------------------------------------------------



3.  Trade and Business
    ------------------

    a) The Employee hereby acknowledges that during the term of this contract, he will have access to various trade secrets of the Employer. Therefore:

        i) The Employee recognizes and acknowledges that such trade secrets and other information defined herein as confidential, including, but not limited to the following, is a valuable, special and unique asset of the Employer's business: procedures, practices, records, methods, systems, software, lists of clients, and prospective clients, marketing and operational plans, contracts, ideas, and policy manuals.

              All such information remains the property of the Employer, and the Employee, except as required in his duties to the Employer, hereby covenants and agrees that he will never, directly or indirectly, during his employment or after termination thereof, use, disseminate, disclose, lecture on, or in any manner publish any confidential information without the Employer's permission given in writing.

        ii) The Employee agrees that all documents, records, manuals, notebooks, software, writings of any kind, containing confidential information relating to the business of the Employer or its affiliated companies, including copies thereof, then in the Employee's possession, whether prepared by the Employee, the Employer, or others, shall be the property of the Employer. Upon termination of Employment, the Employee agrees to deliver all of this property to the Employer.

    b) The Employee acknowledges that part of his salary is in return for entering into the following agreement:

        i) The Employee agrees that during his employment and for a period of two (2) years following termination he will not seek to induce, by any method whatsoever, any other employees of the Employer to leave their employment with the Employer.

        ii) The Employee further agrees that he shall not during the term of this agreement, or for a period of one (1) year following the termination of this agreement, directly or indirectly, persuade or induce or seek to persuade or induce any of the Clients of the Employer to purchase services in competition with PGI from any other business or person.

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              Contract of Executive Employment for Douglas Ducate
              ---------------------------------------------------


        iii) The Employee further agrees not to utilize any list of clients which they had access or knowledge of while employed by the Employer to try to solicit such clients for any other company.

        iv) The Employee further agrees that during the term of this contract and for a period of one (1) year following termination of employment with the Employer that he will not be employed in a role providing services substantially similar to what the Employer provides to any client to which the Employer presently provides its services to or to any client to which the Employee provided services during the term of this agreement or for a period of one
              (1) year following the termination of this agreement.

        v) The Employee also agrees that for a period of one (1) year following termination of this agreement, he will not work for, or provide services for any other organization in competition with PGI.


4.  Compensation, Benefits and Expense Reimbursement
    ------------------------------------------------

    a) All wages shall be paid in accordance with the Employer's procedures and are subject to withholdings as required by local, state and federal law.

    b) The Employee will receive benefits 11/29/94 provided by the Employer to the Employee in accordance with the policy and procedures manual as adopted by the Employer.

    c) In addition to the standard benefit package, the Employee is entitled 11/29/94 to specific compensation and benefits as outlined in Addendum A.

    d) The Employee shall receive expense reimbursement as outlined in the policy and procedures manual unless modified as set forth in Addendum A.

5.  Termination
    -----------

    a) Either party may terminate this contract upon the giving of ninety (90) days' written notice to the other party. In the event this ninety days' notice is given by the Employer and no other provisions of this agreement are violated, the Employee shall be entitled to all salary and benefits as specified in this contract. In the event this ninety days' notice is given by the Employee and no other provisions of this agreement are violated, the Employer shall have the option of immediately terminating this agreement without further compensation or accepting the notice period and continuing employment. If the Employer accepts the notice period then Employee shall be entitled to all salary and benefits as

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              Contract of Executive Employment for Douglas Ducate
              ---------------------------------------------------


        specified in this contract during the notice period or the remaining time of the contract whichever is less.

    b) If either party intends not to exercise the renewal of this contract they are required to provide sixty (60) days notice to the other party.

    c) In the event that the Employee violates any corporate policies or any of the provisions as may be adopted and set forth in the PGI Policy and Procedures Manual, is convicted of any criminal offense involving moral turpitude; abuses alcohol or drugs to such an extent that it has an adverse impact on the Employee's ability to perform his or her job, then the Employee shall be subject to immediate termination, with all salary and benefits to cease upon termination.


6.  Miscellaneous
    -------------

    a) The Employee shall not have the right to enter into a contract with any third party on behalf of the Employer nor shall the Employee sign any agreement with any other party on behalf of the Employer without the express written consent of the Employer.

    b) In the event any provisions of this contract shall be deemed unenforceable, then all remaining provisions shall remain in full force and effect and the contract shall be construed as if the invalid provisions had been omitted.

    c) In the event that either party fails to take action when the other party does not abide by the terms of this agreement, such failure to act shall not prevent the party from taking action for any future violations of this agreement.

    d) This contract shall be construed in accordance with the laws of the State of Virginia and all parties agree that the State of Virginia shall be the proper jurisdiction and the County of Arlington shall be the proper venue regarding any dispute relating to this contract.

    e) This contract shall be the sole agreement between the Employer and the Employee, and no representative of the employer other than the CEO has any authority to enter into or amend an employment contract, or to make any agreement contrary to the foregoing.

    f) Because this agreement supersedes any and all previous employment contracts or discussions between the parties and because this agreement is the sole agreement in effect between them each party forever releases and covenants not to sue the other for any liability arising up to the date of execution of this agreement. This knowing and voluntary release and covenant not to sue, mutually given and

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              Contract of Executive Employment for Douglas Ducate
              ---------------------------------------------------


        effective, includes any and all claims under federal, state, and local laws, regulations and common law.

    g) The Employee will notify the Employer of any non Employer related activities which may conflict with the Employee's job performance.

    h) All written notices to be given pursuant to this contract shall be sent as follows:

                    (1)  To Employer:

                         Mark N. Sirangelo, CEO
                         Production Group International, Inc.
                         Suite 200
                         2200 Wilson Boulevard
                         Arlington, VA 22201

                    (2)  To Employee:

                         Douglas Ducate
                         4 Lundy's Lane
                         Richardson, TX 75080

7.  Signatures


    a) This employment agreement is agreed to by both parties this 22nd day of November 1994.


        /s/ Mark N. Sirangelo
       ---------------------------
        Mark N. Sirangelo
        Chief Executive Officer
        Production Group International, Inc.


        /s/ Douglas L. Ducate
       ---------------------------
        Douglas Ducate

              Contract of Executive Employment for Douglas Ducate
              ---------------------------------------------------



                                  Addendum A

                           Compensation and Benefits
                           -------------------------


Position: Group President, Meetings, Exposition and Publishing Group



1.  Base Annual Salary

    a) Base salary is set at $175,000 and is payable semi-monthly. The Employer offers direct deposit services at its expense. Base salary will be reviewed annually and a draw on potential bonus will be considered after the first year if a bonus can be reasonably anticipated.

2.  Annual Performance Bonus

    a) An annual bonus of 10% of the increase in Net Income before tax of the Meetings, Exposition and Publishing Group over previous company fiscal year. The Employer, after discussion with Employee will either adjust base targets or segregate any mid-year acquisitions and mergers that may have an impact on the Group.

3.  Equity participation

    a) A stock grant of 5,000 shares pursuant to the Employer's restricted stock plan will be granted at the end of the first year of employment and 2,500 each annual contract anniversary date thereafter. Additional awards for performance available.

4.  Expense Reimbursement

    a) All reasonable expenses such as approved travel, hotel, short term residence, parking, tolls, etc., incurred by the Executive during the performance of his job will be reimbursed.

    b) In addition, to normal business expenses in (1), during the first twelve months of this agreement the Employer will pay directly or reimburse Employee for up to a total of $20,000 for the twelve month period, for temporary housing and living expenses incurred by Employee to reside in Washington, DC. The Employee has the option of submitting actual expenses or of taking an allowance to be paid in equal monthly installments and reconciled every three months, with any overages or shortages being adjusted in the following period.

              Contract of Executive Employment for Douglas Ducate
              ---------------------------------------------------



5.  Insurance and Health

    In addition to the Employer's standard health care plan the following will be provided and is agreed to by the Employer and Employee:

    1. The Employer intends to apply for Key Executive Life Insurance on the Employee in the amount of $1,000,000, to be paid for at its expense. The Employee will agree to support this applications and any medical or informational requirements reasonably requested by the potential insurance companies. In the event the Employer does secure such a policy, it will either designate $500,000 of such policy to the beneficiary of the Employee's choosing or acquire two $500,000 policies and assign one to the Employee.

    2. The Employer will also request on behalf of the Employee additional levels of insurance under these policies to be paid for by the Employee.

    3. The Employee will agree to participate in a full annual physical, which results will be shared with the Employer and which will be paid for in full by the Employer.


                  /s/ Mark N. Sirangelo
                 ---------------------------
                  Mark N. Sirangelo
                  Chief Executive Officer
                  Production Group International, Inc.


                  /s/ Douglas L. Ducate
                 ---------------------------
                  Douglas Ducate

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              Contract of Executive Employment for Douglas Ducate
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                                  Addendum B
                           Compensation and Benefits
                           -------------------------


This addendum to the employment contract, made and entered into the 22nd day of November, 1994 by and between Production Group International, Inc., hereinafter called "Employer," and Douglas Ducate, hereinafter called "Employee" adopts the following changes, deletions and additions. All other terms of the above contract remain in effect.

Position:  President, PGI Exhibition Company

1.  Annual Performance Bonus

    This section will be deleted for the remainder of the term. No bonus was earned to the point of this addendum.

2.  Equity Participation

    A stock grant of 25,000 shares pursuant to the Employer's stock plan will be granted effective as of hire date and 2,500 each annual contract anniversary date thereafter. Additional awards for performance will remain available.

3.  Expense Reimbursement

    Expense allowance for temporary housing will be extended to May 31, 1996.



Agreed this 5th day of February 1996.


 /s/ Mark N. Sirangelo
------------------------------------
      Mark N. Sirangelo
     Chief Executive Officer
 Production Group International, Inc.


 /s/ Douglas Ducate
--------------------------------
     Douglas Ducate

              Contract of Executive Employment for Douglas Ducate
              ---------------------------------------------------


                                  Addendum C

                           Compensation and Benefits
                           -------------------------


This addendum to the employment contract, made and entered into the 22nd day of November 1994 by and between Production Group International, Inc., hereinafter called "Employer," and Douglas Ducate, hereinafter called "Employee" adopts the following changes, deletions and additions. All other terms of the above contract remain in effect.


Position:  President, PGI Exhibition Company


1.   Base Salary

     Effective July 1, 1996 base salary will increase to $195,000 per annum for the duration of the agreement.



Agreed this 1st day of July 1996.


         /s/ Mark N. Sirangelo
------------------------------------
         Mark N. Sirangelo
      Chief Executive Officer
Production Group International, Inc.


         /s/ Douglas L. Ducate
------------------------------------
         Douglas Ducate